SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 11, 2008
OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-00368	41-0462685
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN	56538-0496
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (866) 410-8780
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     Otter Tail Corporation (the “Company”) has entered into a Second Amendment to Note Purchase Agreement, dated as of September 11, 2008, among the Company and the noteholders party thereto (the “Second Amendment”), amending that certain Note Purchase Agreement, dated as of August 20, 2007, among the Company and each of the purchasers party thereto (the “Note Purchase Agreement”). The Note Purchase Agreement relates to the issuance and sale by the Company of $155 million aggregate principal amount of the Company’s Senior Unsecured Notes in four series, in the designations and aggregate principal amounts set forth in the Note Purchase Agreement. The Note Purchase Agreement was previously amended by a First Amendment to Note Purchase Agreement, dated as of December 14, 2007, among the Company and each of the noteholders party thereto (the “First Amendment”). The Note Purchase Agreement and the First Amendment are described in and filed as exhibits to the Company’s Form 8-K filed on August 23, 2007 and Form 8-K filed on December 14, 2007, respectively. The Second Amendment amends Section 12.9 of the Note Purchase Agreement to provide greater clarity regarding the ability of the Company and its subsidiaries to enter into certain guaranties. The summary in this Item 1.01 of the material terms of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference.
Item 8.01 Other Events
     On September 15, 2008, the Company issued a press release announcing that it has commenced an offering of 5,000,000 shares of its common stock (the “Offering”). The Company also expects to grant to the underwriters of the Offering an option to purchase up to an additional 750,000 shares within 30 days after the commencement of the Offering. The Offering will be made pursuant to an effective shelf registration statement that was previously filed with the Securities and Exchange Commission. The Company also announced in its September 15, 2008 press release that it is updating its 2008 earnings per share guidance. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

(d) Exhibits

4.1	Second Amendment to Note Purchase Agreement, dated as of September 11, 2008, among Otter Tail Corporation and the noteholders party thereto

99.1	Press Release issued September 15, 2008

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTTER TAIL CORPORATION
Date: September 15, 2008	By	/s/ Kevin G. Moug
Kevin G. Moug
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit
4.1	Second Amendment to Note Purchase Agreement, dated as of September 11, 2008, among Otter Tail Corporation and the noteholders party thereto

99.1	Press Release issued September 15, 2008

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